Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2013
Discontinued Operations [Abstract]
Schedule of operating results of discontinued operations

	Year Ended December 31,
(In millions)	2013	2012	2011
Revenue	$896	$979	$1,177
(Loss) income before income taxes(1)(2)	(716)	(803)	92
(Benefit) provision for income taxes(1)(2)	(167)	(107)	37

(Loss) income, net of income taxes(1)(2)	(549)	(696)	55
Gain (loss) on sale, net of income taxes	—	—	(2)

(Loss) income from discontinued operations, net of income taxes(1)(2)	$(549)	$(696)	$53

(1)
During 2013, 2012 and 2011, the Company recorded pre-tax non-cash impairment charges of $673 million ($521 million, net of tax), $909 million ($764 million, net of tax) and $37 million ($22 million, net of tax), respectively, associated with the goodwill and trade name at its TruGreen Business, which is reported in (loss) income from discontinued operations, net of income taxes.

(2)
As a result of the decision to sell TruGreen LandCare, a $34 million impairment charge ($21 million, net of tax) was recorded in loss from discontinued operations, net of income taxes, in the first quarter of 2011 to reduce the carrying value of TruGreen LandCare's assets to their estimated fair value less cost to sell in accordance with applicable accounting standards. Upon completion of the sale in 2011, a $6 million loss on sale ($2 million, net of tax) was recorded.

        Assets and liabilities of discontinued operations are summarized below:

	As of December 31,
(In millions)	2013	2012
Assets:
Receivables, net	$28	$29
Inventories and other current assets	48	42

Total Current Assets	76	71

Property and equipment, net	181	182
Goodwill and intangible assets, net	355	1,032
Other long-term assets	6	4

Total Assets	$618	$1,289

Liabilities:
Current liabilities	$139	$101
Long-term debt and other long-term liabilities	162	290

Total Liabilities	$301	$391